UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07497

Salomon Brothers Institutional Money Market Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-451-2010

Date of fiscal year end: December 31
Date of reporting period: September 30, 2004

SALOMON BROTHERS SERIES FUNDS INC

SALOMON BROTHERS INSTITUTIONAL
MONEY MARKET FUND

FORM N-Q
SEPTEMBER 30, 2004

ITEM 1.	SCHEDULE OF INVESTMENTS

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

Schedule of Investments (unaudited)	September 30, 2004

		YIELD TO
FACE		MATURITY ON DATE	MATURITY
AMOUNT	SECURITY	OF PURCHASE (a)	DATE (b)	VALUE

CERTIFICATES OF DEPOSIT — 13.4%
$1,000,000	Canadian Imperial Bank	1.50%	10/6/04	$1,000,000
1,000,000	Credit Suisse First Boston	1.79	9/20/05	1,000,000
1,000,000	Rabobank Nederland NV	1.71	12/31/04	1,000,000
1,000,000	Toronto Dominion Bank	1.78	12/29/04	1,000,000

	TOTAL CERTIFICATES OF DEPOSIT (Cost $4,000,000)			4,000,000

COMMERCIAL PAPER — 63.5%
1,000,000	Amstel Funding Corp., CE	1.84	12/13/04	996,289
1,000,000	Atlantic Asset Securitization Corp., CE	1.79	10/2/04	999,055
1,000,000	Atomium Funding Corp., CE	1.59	10/14/04	999,430
1,000,000	Bank of America Corp.	1.77	2/4/05	993,875
1,000,000	Beethoven Funding Corp., CE	1.80	10/18/04	999,150
1,000,000	Brahms Funding Corp., CE	1.81	10/18/04	999,145
1,000,000	Bryant Park Funding LLC, CE	1.75	10/14/04	999,368
1,000,000	Cobbler Funding Ltd., CE	1.66	10/25/04	998,900
1,000,000	Georgetown Funding Co. LLC	1.59	10/15/04	999,386
1,000,000	Giro Multi-Funding Corp.	1.79	10/20/04	999,055
1,000,000	Jupiter Securitization Corp., CE	1.80	12/20/04	996,044
1,000,000	Legacy Capital Co. LLC, CE	1.91	2/16/05	992,755
1,000,000	Main Street Warehouse Funding LLC, CE	1.80	10/18/04	999,150
1,000,000	Mitten GMAC Mortgage Corp., CE	1.81	10/12/04	999,447
1,000,000	Perry Global Funding, CE	1.87	12/9/04	996,435
1,000,000	Saint Germain Holdings Ltd., CE	1.81	11/17/04	997,650
1,000,000	Stadshypotek Delaware, Inc.	1.84	12/21/04	995,871
1,000,000	Wal-Mart Stores	1.86	11/17/04	997,585
1,000,000	Yorktown Capital LLC, CE	1.78	10/18/04	999,160

	TOTAL COMMERCIAL PAPER (Cost — $18,957,750)			18,957,750

DISCOUNT NOTE — 6.7%
2,000,000	Federal Home Loan Mortgage (Cost — $1,992,600)	1.81	12/14/04	1,992,600

MEDIUM-TERM NOTES — 6.7%
1,000,000	Stanfield Victoria LLC ( c ) ( d )	1.83	9/26/05	999,595
1,000,000	White Pine Finance LLC, CE ( c ) ( d )	1.74	6/23/05	999,780

	TOTAL MEDIUM-TERM NOTES (Cost $1,999,375)			1,999,375

MUNICIPAL BONDS — 6.7%
	New York State Housing Finance Agency, VRDO:
1,000,000	39th Street Housing Project, Series B, CE	1.84	10/6/04	1,000,000
1,000,000	TriBeCa Project, Series B, CE	1.83	10/6/04	1,000,000

	TOTAL MUNICIPAL BONDS (Cost — $2,000,000)			2,000,000

REPURCHASE AGREEMENT — 3.1%
929,000	Bank of America dated 9/30/04, 1.83% due 10/1/04; Proceeds at
	maturity -- $929,047 (Fully collateralized by various
	U.S. Government Agency Obligations, 0.00% to 6.625% due
	2/14/05 to 10/15/14, Market value — $947,581) (Cost — $929,000)			929,000

	TOTAL INVESTMENTS — 100.1% (Cost — $29,878,725*)			29,878,725
	Liabilities in Excess of Other Assets — (0.1%)			(40,391)

	TOTAL NET ASSETS — 100.0%			$29,838,334

(a)	Yield to maturity on date of purchase, except in the case of Variable Rate Demand Obligations ("VRDO"), whose yields are determined on the date of the last interest rate change.

(b)	For VRDO's and Put Bonds, maturity date shown is the date of next interest rate change.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	Variable interest rates-subject to periodic change.

*	Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
CE - Credit Enhancement
VRDO - Variable Rate Demand Obligation

See Notes to Schedule of Investments.

Notes to the Schedule of Investments (unaudited)

Note 1. Organization and Significant Accounting Policies

Salomon Brothers Institutional Money Market Fund (“Fund”), is a separate investment fund of the Salomon Brothers Series Funds Inc (“Trust”), is incorporated in Maryland and is an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”):

(a) Investment Valuation. Money Market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Salomon Brothers Institutional Money Market Fund Inc.

By	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer

Date: November 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer

Date: November 24, 2004

By	/s/ Frances M. Guggino

Frances M. Guggino
Chief Financial Officer

Date: November 24, 2004